------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 30, 2004

          INDYMAC MBS, INC. (as depositor under the Trust Agreement, dated as of August 25, 2004, providing for the issuance of the INDYMAC MBS, INC., Residential Asset Securitization Trust 2004-R2, Mortgage Pass-Through Certificates, Series 2004-R2).

                               INDYMAC MBS, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                       333-116470                  95-4791925
------------------------------          -----------       ---------------------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
     of Incorporation)                  File Number)        Identification No.)

      155 North Lake Avenue
       Pasadena, California                                      91101
       --------------------                                     --------
       (Address of Principal                                   (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8.
---------

Item 8.01   Other Events.
----------  ------------

         On August 30, 2004, IndyMac MBS, Inc. (the "Company") entered into a Trust Agreement dated as of August 25, 2004 (the "Trust Agreement"), by and among the Company, as depositor, Greenwich Capital Markets, Inc. ("GCM"), as underlying certificate seller, and Deutsche Bank National Trust Company, as trustee, securities intermediary and bank (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-R2 (the "Certificates"). The Trust Agreement is annexed hereto as Exhibit 99.1.

Section 9.
---------

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.
----------  ------------------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Trust Agreement, dated as of August 25, 2004, by and among the Company, GCM and the Trustee.

                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INDYMAC MBS, INC.



                                              By:  /s/ Victor H. Woodworth
                                                   ----------------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated:  March 1, 2005

                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

    99.1.   Trust Agreement, dated as of August 25, 2004, by and among,
            the Company, GCM and the Trustee                              5